Restructuring	12 Months Ended
Dec. 31, 2025
Restructuring and Related Activities [Abstract]
Restructuring	Restructuring
OPtiMa 3

During the third quarter of 2024, we initiated a multi-phase restructuring plan (“OPtiMa 3”) to realign and optimize our cost structure due to the ending of the TSA period after the two Italian dispositions (Italian gaming business-to-consumer (“B2C”) businesses & Italian commercial services business) and the sale of IGT Gaming. The plan is focused on realigning and optimizing our general and administrative activities. Actions under the plan include the reduction of approximately 3% of our workforce, the optimization of our real estate footprint given our hybrid workforce and headcount reductions, and the reduction of other indirect costs previously incurred due to a larger business portfolio.

OPtiMa 3.1 commenced in the third quarter of 2024. Since the plan’s inception, we incurred approximately $37 million in severance and related employee costs through December 31, 2025. Cash payments associated with these programs are expected to be made through 2032. In the second quarter of 2025, we commenced OPtiMa 3.2, which is expected to be completed within an approximate 12-month period from inception. During the year ended December 31, 2025, we incurred $29 million under OPtiMa 3.2 in severance and related employee costs, and expect to incur an additional $3 million in other costs during the 12-month period from inception.

2021 Italian Workforce Redundancies

In connection with the sale of our Italian B2C businesses, management agreed to provide to the buyer information technology and back-office services for a period of one to three years via a TSA. As certain of these services were concluding, during the fourth quarter of 2021 management performed a detailed review of redundant roles and created a plan to eliminate certain redundancies as TSA services lapsed, by commencing voluntary early retirement programs. Since the plan’s inception, we incurred approximately $32 million in severance and related employee costs associated with these early retirement programs through December 31, 2025, as management and the identified employees reached a mutual understanding of the separation benefits. Cash payments associated with these programs are expected to be made through 2030. During the years ended December 31, 2025 and 2024, severance and related employee costs under the plan were nominal. During the year ended December 31, 2023, we incurred $13 million of severance and related employee costs under the plan.
Rollforward of Restructuring Liability

The following table presents the activity in the restructuring liability under the above and other ongoing plans for the years ended December 31, 2025 and 2024:

	OPtiMa 3 Plan
($ millions)	OPtiMa 3.1	OPtiMa 3.2	2021 Italian Workforce Redundancies	Total
Balance at December 31, 2023	—	—	22	22
Restructuring expense, net	38	—	—	39
Cash payments	(7)	—	(6)	(12)
Other adjustments, net	(2)	—	(1)	(3)
Balance at December 31, 2024	29	—	16	46
Restructuring expense, net	(1)	29	—	28
Cash payments	(20)	(3)	(5)	(29)
Other adjustments, net(1)	3	—	2	5
Balance at December 31, 2025	11	26	13	49
Cumulative expense	37	29	32	98
(1) Includes foreign currency translation adjustments

All liabilities are related to severance and related employee costs.